FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                               CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


                               June 21, 2002



                               AJAY SPORTS, INC.
            (Exact Name of Registrant as specified in its charter)



   DELAWARE                  0-18204                              39-1644025
-----------------         -----------------              -------------------
(State or other          (Commission file                  (I.R.S. Employer
jurisdiction of           number)                      Identification Number)
incorporation or
organization)


32751 Middlebelt Road, Ste. B
Farmington Hills, MI                                                  48334
--------------------------------------                        -------------
(Address of Principal Executive Offices)                          (Zip Code)


    Registrant's telephone number, including area code:  (248) 851-5651


                                  N/A
       Former name or former address, if changed from last report

Item 5:     Other Events

     On June 20, 2002, the Board of Directors of Ajay Sports, Inc. (the "Registrant") extended the expiration date of the Registrant's publicly traded
common stock warrants until June 30, 2003.   The warrants were set to expire
on June 30, 2002 had they not been extended. The exercise of six warrants allows the holder to purchase one share of the common stock of the Registrant
for $6.00 per share.   The warrants are traded under the symbol "AJAYW".

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               AJAY SPORTS, INC.



                                      By   \s\ Ronald N. Silberstein
                                      ------------------------------
                                               Ronald N. Silberstein
                                             Chief Financial Officer


Date:   June 21, 2002